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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                   May 1, 2003

                                   -----------

                             JMXI LIQUIDATING TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       000-25943                                        11-3374729
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

c/o Wells Fargo Bank Minnesota, National
  Association, as Liquidating Trustee
        Sixth and Marquette
           MAC N9303-120
          Minneapolis, MN                                               55479
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                                 (612) 316-1445
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                                   JMXI, Inc.
                               900 West Shore Road
                         Port Washington, New York 11050

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ITEM 5.   OTHER EVENTS.

On May 1, 2003, JMXI, Inc. (the "Company") filed a Certificate of Dissolution with the Secretary of State of Delaware. As a result of this filing, the Company closed its stock transfer books and discontinued recording transfers and sales of shares of its common stock and ceased the trading of its common stock on the OTC Bulletin Board on May 1, 2003.

On April 22, 2003, the Board of Directors of the Company approved an initial cash liquidating distribution of $0.10 per share payable on or about May 15, 2003 to stockholders of record at the close of business on May 1, 2003. After the reduction for the initial cash liquidating distribution, all of the Company's remaining assets and liabilities were transferred into a liquidating trust to be known as the JMXI Liquidating Trust (the "Liquidating Trust").

For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1. Also incorporated herein by reference is the Company's Plan of Distribution, dated May 1, 2003, which is attached hereto as Exhibit 2.1, and the JMXI Liquidating Trust Agreement, dated May 1, 2003, by and among the Company, Wells Fargo Bank Minnesota, National Association, as liquidating trustee, and Wells Fargo Delaware Trust Company, as Delaware trustee, which is attached hereto as Exhibit 2.2.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2.1 -     Plan of Distribution of JMXI, Inc., dated May 1, 2003.

Exhibit 2.2 -     JMXI Liquidating Trust Agreement, by and among the Company,
                  Wells Fargo Bank Minnesota, National Association, as liquidating trustee, and Wells Fargo Delaware Trust Company, as Delaware trustee dated May 1, 2003

Exhibit 99.1 -    Press Release dated May 2, 2003.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JMXI Liquidating Trust
                                     -------------------------------------------
                                     (Registrant)

                                     By:    Wells Fargo Bank Minnesota, National
                                            Association, as liquidating trustee

                                     By:    /s/ Timothy P. Mowdy
                                            ------------------------------------
                                     Name:  Timothy P. Mowdy
                                     Title: Assistant Vice President

Dated: May 8, 2003